                              STANDSTILL AGREEMENT

                  AGREEMENT dated as of January 29, 1997 between E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation ("DuPont"), DU PONT CHEMICAL AND ENERGY OPERATIONS, INC., a Delaware corporation ("DCEO") and HUDSON TECHNOLOGIES, INC., a New York Corporation (the "Company").

                  DCEO has acquired pursuant to a Stock Purchase Agreement with the Company dated January 29, 1997 (the "Stock Purchase Agreement") and currently owns an aggregate of 500,000 shares of the Common stock, par value $0.01 per share (such class of common stock being referred to herein as "Common Stock"), of the Company. In order to establish a constructive and mutually beneficial relationship between DuPont, DCEO and the Company, the parties agree as follows:

1. TERM OF AGREEMENT

                  (a) Except as otherwise expressly provided herein, the respective covenants and agreements of the parties contained in this Agreement will continue in full force and effect until January 29, 2002 (such date being referred to herein as the "Termination Date").

                  (b) If notice of termination is delivered by DuPont or DCEO or the Company as provided in paragraph 7(a), this Agreement shall terminate in its entirety on the date which is sixty days following such notice (such date being referred to herein as the

"Termination Date"), but shall continue in full force and effect until the Termination Date except as otherwise provided herein.

                  (c) If this Agreement is terminated as provided in this paragraph, unless the Company otherwise agrees, DuPont and DCEO will cause all designees of DuPont or DCEO serving on the Company's Board of Directors pursuant to paragraph 4 to resign from such Board of Directors, effective as of the Termination Date.

2. COVENANTS OF DUPONT

                  Prior to the Termination Date or earlier termination of this Agreement in accordance with its terms and subject to the further provisions hereof:

                  (a) Neither DuPont nor any corporation or other entity controlled by DuPont (collectively, the "DuPont Group") will, directly or indirectly, acquire any shares of any class of capital stock of the Company which is then entitled to vote generally in the election of directors (all such classes of capital stock of the Company being referred to herein as "Voting Securities") (except by way of stock dividends or other distributions or offerings made available to holders of Voting Securities generally) if the effect of such acquisition would be to increase the aggregate voting power in the election of directors of all Voting Securities then owned by all members of the DuPont Group (such aggregate voting power of all Voting Securities owned by all members of the DuPont Group being referred to herein as the "DuPont Voting Power") to greater than 20% of the total combined voting power in the election of directors of all the Voting Securities then outstanding (such total combined voting power of all the Voting Securities outstanding being referred to herein as the "Total Voting Power"); provided that the DuPont Group may acquire Voting Securities without regard to the foregoing limitation if any of the following events (hereinafter referred to as "Triggering Events") shall occur: (i) a tender or exchange offer is made by any person or 13D Group (as hereinafter defined) (other than an affiliate of, or any person acting in concert with, any member of the DuPont Group and other than a tender or exchange offer that is induced by any member of the DuPont Group) to acquire Voting Securities which, if added to the Voting Securities (if any) already owned by such person or 13D Group, would represent more than 20% of the Total Voting Power at such time,
(ii) it is publicly disclosed or DuPont otherwise learns that Voting Securities representing more than 20% of the Total Voting Power have been acquired subsequent to January 1, 1997, or are proposed (in a public announcement or filing) to be acquired subsequent to such date by any person or 13D Group (other than an affiliate of, or any person acting in concert with, any member of the DuPont Group and other than any such acquisition or proposed acquisition of Voting Securities that has been induced, in whole or in part, by any member of the DuPont Group), or (iii) any person (not including any member of the Stockholders Group, as defined in the Stockholders Agreement as defined below) or 13D Group (not including affiliates or members of the DuPont Group and not including any 13D Group comprised solely of the members of the

Stockholders Group, as defined in the Shareholders Agreement as defined below) shall beneficially own Voting Securities representing a percentage of the Total Voting Power which exceeds the greater of (x) 10% or (y) the percentage of the Total Voting Power represented by the DuPont Voting Power at such time, and would be required (under rules and regulations in effect on January 29, 1997) to file a statement on Schedule 13D with the Securities and Exchange Commission reporting beneficial ownership of such Voting Securities, other than any such beneficial ownership that has been induced, in whole or in part, by any member of the DuPont Group or (iv) pursuant to its rights to purchase Voting Securities under the Shareholders Agreement between DCEO, DuPont, the Company and certain principal shareholders of the Company dated January 29, 1997 (the "Shareholders Agreement"). As used herein, the term "13D Group" shall mean any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Securities which would be required under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on January 29, 1997) to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.

                  (b) If at any time the DuPont Voting Power shall be increased to more than 20% of the Total Voting Power as a result of a repurchase of Voting Securities by the Company or any other change in the Company's capitalization, no member of the DuPont Group shall be required to dispose of any Voting Securities.

                  (c) As used herein, the term "Significant Event" means any charter or bylaw amendment, acquisition or disposition of assets (by way of merger, consolidation or otherwise), change in capitalization, liquidation, or other action out of the ordinary course of business of the Company.

                  (d) The members of the DuPont Group, as holders of Voting Securities, shall be present, in person or by proxy, at all meetings of shareholders of the Company so that all Voting Securities beneficially owned by them may be counted for the purpose of determining the presence of a quorum at such meetings.

                  (e) No member of the DuPont Group shall solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on January 29, 1997) in opposition to the recommendation of the majority of the directors of the Company with respect to any matter; provided that the limitation contained in this paragraph (e) shall not apply to any Significant Event to be voted on by the Company's shareholders that is not initiated or proposed by any member of the DuPont Group.

                  (f) No member of the DuPont Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Voting Securities, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act (in each case other than solely with members of the DuPont Group), except as to voting on specific matters as to which the DuPont Group is permitted to solicit proxies pursuant to the proviso of paragraph 2(e).

                  (g) No member of the DuPont Group shall, directly or indirectly, offer, sell or transfer any Voting Securities without offering the Company a right of first refusal in the manner provided in paragraph 5, except
(i) to another member of the DuPont Group, (ii) pursuant to a bona fide public offering, registered under the Securities Act of 1933, as amended (the "Act"), of Voting Securities (provided that no sales of Voting Securities or securities exchangeable for Voting Securities are made to any person or related group of persons who would immediately thereafter, to the knowledge of any member of the DuPont Group, own or have the right to acquire Voting Securities representing more than 5% of the Total Voting Power) or (iii) pursuant to Rule 144 under the Act (provided that no sales of Voting Securities are made to any person or related group of persons who would immediately thereafter, to the knowledge of any member of the DuPont Group, own or have the right to acquire Voting Securities representing more than 5% of the Total Voting Power).

         For purposes of (ii) and (iii) above, DuPont, DuPont's counsel and HTI's transfer agent shall be entitled to rely on a written representation from the person purchasing or receiving the Voting

Securities to the effect that neither such person, nor any related group of persons, immediately after receipt thereof, will have Beneficial Ownership of or the right to acquire Beneficial Ownership of Voting Securities representing more than five percent (5%) of the total combined voting power of all Voting Securities then outstanding.

         For purposes of this Standstill Agreement, the term "related group of persons" means persons acting in concert with each other as to HTI and its Voting Securities.

3. COVENANTS OF THE COMPANY

                  (a) Prior to the Termination Date or earlier termination of this Agreement in accordance with its terms and subject to the further provisions hereof without DuPont's written consent, the Company will not take or recommend to its shareholders any action during the term of this Agreement which would (1) impose limitations on the legal rights of the DuPont Group as Company shareholders other than those imposed pursuant to the express terms of this Agreement, including, without limitation, any action which would impose restrictions (i) based upon the size of security holding, nationality of a security holder, the business in which a security holder is engaged or other considerations applicable to the DuPont Group and not to security holders generally, or (ii) with reference to Common Stock generally, by means of the issuance of or proposal to issue any other class of securities having voting power disproportionately greater than the equity investment in the Company represented by such securities; (2) involve the issuance or corporate action providing for the issuance of any warrant, capital stock or other security or any other rights of which (including rights of redemption) are dependent upon the amount of Voting Securities owned by the DuPont Group; (3) deny any benefit to the members of the DuPont Group proportionately as holders of any class of Voting Securities that is made available to other holders of the same class of Voting Securities generally; or (4) alter voting or other rights of the holders of any class of

Voting Securities so that any such rights (or the vote required with respect to any matter) are determined with reference to the amount of Voting Securities held by the DuPont Group; provided that the Company will cease to be subject to this paragraph 3(a) if a Triggering Event has occurred (other than pursuant to the rights of the DuPont Group to purchase Voting Securities pursuant to the Shareholders Agreement) and DuPont does not deliver to the Company, within five business days after becoming aware of such Triggering Event, a written waiver of the DuPont Group's right to acquire Voting Securities representing more than 20% of the Total Voting Power pursuant to the proviso of paragraph 2(a).

                  (b) The Company will cease to be subject to paragraph 3(a) above at such time that the DuPont Group beneficially owns a number of Voting Securities that represents less than 50% of the DuPont Voting Power that the DuPont Group held immediately after the Closing.

4. COVENANTS REGARDING BOARD REPRESENTATION

                  (a) As promptly as practicable after receipt of written notice from DCEO and DuPont, the Company will cause two persons designated by DCEO and DuPont to be elected to the Company's Board of Directors. Such designation of any person for election to the Company's Board of Directors, or to attend Board meetings as an observer, shall be made after consultation with the Company, and any such person shall be a person agreed to by the Company (which agreement will not be unreasonably withheld). At the time of any such designation, such designee will affirm his or her duty of confidentiality to the Company with regard to any non-public, confidential Company information through a confidentiality agreement reasonably satisfactory to the Company and DuPont. Until the Termination Date or earlier termination of this Agreement in accordance with its terms, the Company's nominating committee shall recommend to the Company's Board of Directors that all persons designated by DCEO and DuPont for election to the Company's Board of Directors in accordance with the provisions of this paragraph (a) be included in the slate of nominees recommended by such Board to the Company's shareholders for election as directors at each annual meeting of the shareholders of the Company. In the event that any designee of DCEO and DuPont for election to the Company's Board of Directors pursuant to the foregoing provisions shall cease to serve as a director for any reason, the vacancy resulting therefrom shall be filled according to the procedures described above.

                  (b) The Company will furnish to such designees on the Company's Board of Directors all information that is provided to the other directors of the Company.

                  (c) At any time that the DuPont Group does not have two designees serving on the Board of Directors, DCEO and DuPont shall be entitled to designate a non-voting observer for each such Board seat and such observer(s) shall be entitled to attend all Board meetings.

                  (d) It is the Company's policy to discuss with the Board of Directors any proposed merger, consolidation, reorganization or acquisition or disposition of material assets other than in the ordinary course of business and other transactions out of the ordinary course of business which would have a material impact on the Company's financial position or results of operations. If in the future it should no longer be the Company's policy to present any such matters to the Board, then the Company will, during the term of this Agreement, discuss any such transactions with DuPont in advance.

                  (e) The parties acknowledge and agree that any director or observer nominated or designated by DCEO and DuPont will be under an obligation to DuPont not to disclose to any person outside of DuPont, or use in other than DuPont's business, any confidential information or material relating to the business of DuPont or its subsidiaries. The parties acknowledge that there shall be no obligation on the part of such director or observer to disclose any such information or material to the Company, even if such disclosure would be of interest or value to the Company.

                  (f) The right of DCEO and DuPont to nominate up to two designees to be a director or observer shall terminate at such time that the DuPont Group beneficially owns a number of Voting Securities that represents less than 50% of the DuPont Voting Power that the DuPont Group held immediately after the Closing.

5. RIGHT OF FIRST REFUSAL

                  To the extent required by paragraph 2(g), any member of the DuPont Group, prior to making any offer to sell, sale or transfer of Voting Securities, shall give the Company the opportunity to purchase such Voting Securities in the following manner:

                  (a) Any member of the DuPont Group intending to make such offer, sale or transfer shall give notice (the "Transfer Notice") to the Company in writing of such intention, specifying the number of Voting Securities proposed to be disposed of and the proposed price therefor, and the specific offer to purchase such Voting Securities theretofore received and then remaining open, identifying the offeror and setting forth all the terms of such offer (including price). For purposes hereof a bona fide third-party tender or exchange offer to purchase Voting Securities shall be deemed to be an offer at the price specified therein, without regard to any provisions thereof with respect to proration or conditions to the offeror's obligation to purchase.

                  (b) The Company shall have the right, exercisable by written notice given by the Company to DuPont within thirty (30) days after receipt of such Transfer Notice (or in the case of a tender or exchange offer, no later than 24 hours prior to the latest time by which Voting Securities must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer, provided that the Transfer Notice is received by the Company no later than five (5) business days after the tender offer materials have been received by DuPont) to exercise its right of first refusal to purchase (or to cause a person or group designated by the Company to purchase) all, but not a part of, the Voting Securities specified in such Transfer Notice for cash at the price set forth therein.

                  (c) Except as set forth in Section 5(b) above, the following procedures shall be followed with respect to a Transfer Notice which includes any property other than cash:

                           (i) If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (as jointly determined by the parties or, in the event the parties are unable to agree, by a nationally or regionally recognized investment banking or consulting firm (the "Property Valuation Firm"), which firm shall be selected by two other previously chosen nationally or regionally recognized investment banking or consulting firms, each of which was chosen by DuPont and the Company, respectively, of such other property included in such price. The parties shall share equally the expenses incurred by the Property Valuation Firm.

                           (ii) The parties shall use their best efforts to cause any determination of the value of any securities included in the purchase price to be made within three (3) business days after the date of delivery of the Transfer Notice. If the parties are unable to agree upon the value of any such securities within such three-day period, the parties shall promptly (but in no event later than five (5) business days after the date of delivery of the Transfer Notice) cause the selection of the Property Valuation Firm whose determination, which shall be made within three (3) business days of its selection, shall be conclusive.

                           (iii) The parties shall use their best efforts to cause any determination of the value of property other than securities to be made within five (5) business days after the date of delivery of the Transfer Notice. If the parties are unable to agree upon a value within such five-day period, the parties shall promptly (but in no event later than seven (7) business days after the date of delivery of the Transfer Notice) cause the selection of the Property Valuation Firm whose determination, which shall be made within five (5) business days of its selection, shall be conclusive.

                           (iv) If the above process to determine the value of the other non-cash property is not completed within 15 calendar days of the date of the Transfer Notice, then the Company's exercise of its right of first refusal shall be extended until fifteen (15) calendar days after the value of such other non-cash property is determined or provided for in paragraphs 5(c)(i) and 5(c)(ii) above.

                  (d) If the Company exercises its right of first refusal hereunder, the closing of the purchase of the Voting Securities with respect to which such right has been exercised shall take place within 30 calendar days (or if approval of such purchase by the Company's shareholders is required by law or pursuant to any stock exchange rule or policy, within 90 calendar days) after the Company gives notice of such exercise. Upon exercise of its right of first refusal, the Company shall use its best efforts to secure all approvals required in connection therewith.

                  (e) If the Company does not exercise its right of first refusal hereunder within the time specified for such exercise, the DuPont Group shall be free during the period of 90 calendar days following the expiration of such time for exercise to sell the Voting Securities specified in such Transfer Notice to the offeror identified therein at the price specified therein or at any price in excess thereof. If the DuPont Group shall not have completed such transfer within such 90-day period, the restrictions or transfer imposed by this Section 4 shall again apply to any proposed transfer of such Voting Securities.

6. FURTHER UNDERSTANDINGS

                  (a) DuPont, DCEO and the Company shall use their best efforts to further the purposes of this Agreement and the spirit of cooperation which it evidences. Each party will refrain from inducing or encouraging any other party to interfere with the relationships and rights created hereby. The parties recognize that the foregoing provisions of this paragraph (a) cannot and should not be interpreted so as to restrict the ability of the Board of Directors of the Company to take such action as such Board may deem to be in the best interests of all the Company's shareholders, or the ability of the Board of Directors of DuPont to take such action as such Board may deem to be in the best interests of DuPont's shareholders.

                  (b) The Company and DuPont each agree to advise the other of any intention on the part of the Company or any member of the DuPont Group, as the case may be, to acquire outstanding Voting Securities of any class in order to insure that such acquisitions of Voting Securities will conform to all applicable legal requirements.

7. TERMINATION

                  (a) Notwithstanding any other provision of this Agreement, either DuPont and DCEO or the Company may terminate this Agreement, in its sole discretion, if (i) the other party fails to perform or observe any of its obligations pursuant to this Agreement or (ii) DCEO's and DuPont's designees pursuant to paragraph 4 are not elected to the positions specified therein (except as provided for in paragraph 4(f)). In addition, the Company shall have the right to terminate this Agreement, in its sole discretion, as provided in paragraph 8(b).

                  (b) In the event of the termination of this Agreement pursuant to this paragraph 7, unless the parties otherwise agree, DCEO and DuPont will cause all its respective designees serving on the Board of Directors of the Company pursuant to paragraph 4 to resign from such Board of Directors effective as of the date of such termination.

8. MISCELLANEOUS

                  (a) DuPont, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agree that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

                  (b) If any provision of this Agreement is in violation of any statute, rule, regulation, order or decree of any governmental authority, court or agency, or subjects any member of the DuPont Group to governmental regulation to which it would not be subject except for such provision, then such member of the DuPont Group shall be relieved of its obligations under such provision to the minimum extent necessary to cure such violation or eliminate the applicability of such regulation; and provided further that in the event any member of the DuPont Group is relieved of its obligations under any provision of this Agreement pursuant to this paragraph, the Company may terminate this Agreement, in its sole discretion.

                  (c) If requested in writing by the Company, DuPont shall present or cause to be presented promptly all certificates representing Voting Securities now owned or hereafter acquired by members of the DuPont Group, for the placement thereon of the following legend, which will remain thereon as long as such Voting Securities are subject to the restrictions contained in this
Agreement:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF AN AGREEMENT DATED AS OF JANUARY 29, 1997, BETWEEN E.
         I. DU PONT DE NEMOURS AND COMPANY AND HUDSON TECHNOLOGIES, INC., AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SAID AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF HUDSON TECHNOLOGIES, INC.

The Company may enter a stop transfer order with the transfer agent or agents of Voting Securities against the transfer of Voting Securities except in compliance with the requirements of this Agreement. The Company agrees to remove promptly any stop transfer order with respect to, and issue promptly unlegended certificates in substitution for, certificates for any Voting Securities that are no longer subject to the restrictions contained in this Agreement.

                  (d) As used herein, the term "affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on January 29, 1997), and the term "person" shall mean any individual, partnership, corporation, trust or other entity.

                  (e) This Agreement, the Stock Purchase Agreement, the Shareholders Agreement and the Registration Agreement contain the entire understanding of the parties with respect to the transactions contemplated hereby and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

                  (f) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (g) For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be, an original instrument.

                  (h) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with a copy sent as aforesaid and in any instance addressed as follows:

              THE COMPANY:
                       Hudson Technologies, Inc.
                       25 Torne Valley Road
                       Hillburn, New York  10931-9900

                       Attention:  President

              DUPONT:
                       E. I. du Pont de Nemours and Company
                       1007 Market Street
                       Wilmington, Delaware  19898

                       Attention:  Vice President and Treasurer

              DCEO:
                       Du Pont Chemical and Energy Operations, Inc.
                       DuPont Building, Room 8045
                       1007 Market Street
                       Wilmington, Delaware  19898

                       Attention: Administrator --
                                  Du Pont Chemical and Energy Operations, Inc.

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, so mailed, so delivered to the courier service, or so transmitted by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

                  (i) From and after the Termination Date or earlier termination of this Agreement in accordance with its terms, the covenants of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

                  (j) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

                  (k) Each capitalized term not defined herein shall have the meaning assigned to it by the provisions in which it is first used, or if not defined in this Agreement, the meaning assigned to it by the Stock Purchase Agreement.

                  IN WITNESS THEREOF, DuPont and the Company have caused this Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.

E. I. DU PONT DE NEMOURS AND COMPANY
by
----------------------------------
Name:
Title:

DU PONT CHEMICAL AND ENERGY OPERATIONS, INC.
by
----------------------------------
Name:
Title:

HUDSON TECHNOLOGIES, INC.
by
----------------------------------
Name:
Title: